Exhibit 99.1

CarpenterTechnologyCorporation 4th Quarter and Fiscal Year 2019 Earnings Call August 1, 2019

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology's filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2018, Form 10-Q for the quarters ended September 30, 2018, December 31, 2018 and March 31, 2019 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; and (15) fluctuations in oil and gas prices and production. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. 2

4th Quarter and Fiscal Year 2019 Summary Tony Thene President and Chief Executive Officer 3

Safety is Our Highest Value Total Case Incident Rate (TCIR) 3.9 3.9 3.7 3.5 3.3 2.2 2.1 2.0 1.3 1.2 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 4

Fiscal Year 2019 Summary • Delivered best operating income performance since fiscal year 2013 Driving Consistent • Solid commercial execution delivered consistent backlog growth and market share gains Earnings Growth Through Commercial Execution and Manufacturing Discipline; Strengthening Long-Term Growth Potential Through Investments in Emerging Technologies • • Aerospace and Defense backlog up 59% year-over-year Medical backlog up 27% year-over-year • Strengthened critical supply chain position through expanded customer relationships and shared technology roadmaps • Carpenter Operating Model captured productivity enhancements and incremental capacity to meet rising customer demand • Received additional Vendor Approved Process (VAP) qualifications for Athens facility • Expanded leading end-to-end additive manufacturing (AM) platform through acquisition of LPW Technology Ltd. and launch of Carpenter Additive • Invested in soft magnetics capabilities to address transformative impact of electrification across multiple end-use markets • Continued to return capital to shareholders through increased quarterly dividend 5

4th Quarter Summary • EPS of $1.00 – 10th consecutive quarter of year-over-year earnings growth and strongest quarterly operating income performance since Q4-13 Solid Financial and Operating Results to Close a Successful Year; Continued to Capitalize on Strong Demand Patterns, Stronger Product Mix and Enhanced Manufacturing Processes • 12th consecutive quarter of sequential backlog growth; up 2% sequentially and 41% year-over-year • Specialty Alloys Operations (SAO) delivered 20.4% adjusted operating margin • Generated $115.8 million in free cash flow • Double digit sequential and year-over-year revenue growth in Aerospace and Defense end-use market; 12th consecutive quarter of sequential backlog growth • Continued strong sequential and year-over-year revenue growth in Medical end-use market • Significantly advanced Athens qualifications with key customers • Further advanced leadership position in targeted growth areas including additive manufacturing and soft magnetics 6

Q4-19 End-Use Market Highlights

		Q4-19 Net Sales ex. Surcharge ($M)*		vs. Q4-18	vs. Q3-19	Comments
	Aerospace and Defense	$303.9	57%	+17%	+11%	▪ Year-over-year (YoY) and sequential increase driven by growth in all sub-markets ▪ Mid and long-term demand remains strong ▪ Continued strength in engine demand ▪ Improving fastener demand but forward visibility remains mixed
	Medical	$51.2	10%	+25%	+9%	▪ Solid titanium demand patterns driving YoY and sequential growth ▪ Deepening customer relationships via direct engagement and breadth of solutions portfolio ▪ Expanding capacity to capitalize on emergent demand
	Energy	$39.6	7%	-1%	-3%	▪ Oil & gas sub-market reflects lower North American demand partially offset by international growth ▪ Power generation sub-market continues to recover off a low base
	Transportation	$32.3	6%	-4%	-4%	▪ YoY decline due to trade actions and global economic uncertainty ▪ Sequential decline due to seasonal strength in Q3 ▪ Continued strength in heavy-duty truck and other applications
	Industrial and Consumer	$74.5	14%	-9%	+4%	▪ Industrial down YoY but up sequentially due to mixed demand patterns for select applications and prioritization ▪ Consumer growth YoY and sequentially due to broad application demand

Sales ex-surcharge up 8% year-over-year; up 6% sequentially

*Excludes sales through Carpenter's Distribution businesses

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4th Quarter Financial Overview and Business Update Tim Lain Vice President and Chief Financial Officer 8

Income Statement Summary 9 * Detailed schedule included in Non-GAAP Schedules in Appendix Strongest Q4 operating income performance since fiscal year 2013 $ Millions , except pounds and per-s hare am ounts Q4-18 Q3-19 Q4-19 Sequential Change Pounds ('000) Net Sales Sales ex. Surcharge* Gross Profit Selling, General and Administrative Expenses Operating Income* % of Sales ex. Surcharge Effective Tax Rate Net Income Diluted Earnings per Share Adjusted Diluted Earnings per Share* 73,114 67,918 609.9 503.0 123.2 50.0 73.2 14.6% 24.9% 51.1 $1.05 $1.05 70,084 641.4 533.3 122.9 55.0 67.9 12.7% 21.9% 48.9 $1.00 $1.00 2,166 31.5 30.3 (0.3) 5.0 (5.3) -1.9 pts -3.0 pts (2.2) ($0.05) ($0.05) 618.0 494.5 114.9 54.9 60.0 12.1% 20.0% 42.8 $0.88 $0.87

Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding 10 * Detailed schedule included in Non-GAAP Schedules in Appendix Free cash flow generation in Q4 driven by inventory reduction Cash Available Borrowing Under Credit Facility 56 394 17 394 29 293 19 267 27 374 Total Liquidity 450 411 322 286 401 $ Millions FY18 Q1-19 Q2-19 Q3-19 Q4-19FY19 Net Income + Non-cash Items Inventory Working Capital / Other Total Net Working Capital / Other Pension Plan Contributions Net Cash Provided From Operating Activities Purchases of Property, Plant, Equipment and Software Acquisition of Businesses, Net of Cash Acquired Proceeds from Insurance Recovery Dividends Paid Other 278 - (62) 68 (51) (6) 78 (100) 61 81 (17) (53) 97 74 5 324 (94) 8 (62) (7) (57) (2) (39) (1) (70) (1) 79 (1) (86) (6) 209 (135) (13) - (34) 8 9 (41) - - (10) - 38 (40) (79) - (10) - 10 (49) - 11 (10) 1 175 (50) - - (10) 1 232 (180) (79) 11 (39) 1 Free Cash Flow * 35 (42) (91) (37) 116 (54)

SAO Segment Summary

Q4 Operating Results

	Q4-18	Q3-19	Q4-19	vs Q4-18	vs Q3-19
Pounds ('000)	70,190	65,296	66,682	(3,508)	1,386
Net Sales ($M)	518.3	498.3	532.0	13.7	33.7
Sales ex. Surcharge ($M)	395.3	393.3	425.6	30.3	32.3
Operating Income ($M)	74.1	73.6	86.9	12.8	13.3
% of Net Sales	*14.3%*	*14.8%*	*16.3%*	*+2.0 pts*	*+1.5 pts*
% of Sales ex. Surcharge	*18.7%*	*18.7%*	*20.4%*	*+1.7 pts*	*+1.7 pts*

Q4 Business Results

- Year-over-year results driven by ongoing mix shift to more complex solutions
- Carpenter Operating Model delivering manufacturing improvements
- Record Q4 operating income performance and best since Q4-13

Q1-20 Outlook

- Continued positive demand signals across key end-use markets
- Seasonal impact of European customer shutdowns
- Number of production days impacted by planned preventative maintenance
- Operating income down 10-15% sequentially, but up 40-45% versus Q1-19

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PEP Segment Summary

Q4 Operating Results

	Q4-18	Q3-19	Q4-19	vs Q4-18	vs Q3-19
Pounds* ('000)	2,636	3,540	4,180	1,544	640
Net Sales ($M)	116.3	128.7	126.4	10.1	(2.3)
Sales ex. Surcharge ($M)	113.7	125.9	123.7	10.0	(2.2)
Operating Income ($M)	7.9	16.6**	1.7	(6.2)	(14.9)
% of Net Sales	*6.8%*	*12.9%*	*1.3%*	*-5.5 pts*	*-11.6 pts*
% of Sales ex. Surcharge	*6.9%*	*13.2%*	*1.4%*	*-5.5 pts*	*-11.8 pts*

Q4 Business Results

- Strong demand for titanium products in the Aerospace and Medical end-use markets
- Industry headwinds in oil & gas sub-market negatively impacting Amega West
- Tariffs negatively impacting Distribution - short-term headwind

Q1-20 Outlook

- Ongoing strong demand for titanium solutions
- Continued investment in additive manufacturing
- Industry headwinds in oil & gas sub-market continue
- Tariffs continue to create short-term headwind
- Operating income expected to be $3 - $5 million

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* Pounds includes only Dynamet, Carpenter Powder Products and LPW businesses

** Q3-19 operating income includes an $11.4 million insurance recovery benefit

Selected Fiscal Year 2020 Guidance 13 $ Millions FY19 FY20 Estimate Depreciation and Amortization $122M ~$128M Capital Expenditures $180M ~$170M Pension Contributions $6M ~$6M Pension Expense $12M ~$15M Interest Expense $26M ~$21M Effective Tax Rate 23% 23% - 25%

4th Quarter and Fiscal Year 2019 Closing Comments Tony Thene President and Chief Executive Officer 14

Launch of Carpenter Additive® • Capabilities offer an end-to-end AM solution • Developing powder handling and characterization systems to improve part performance while increasing yields and production rates • Customer engagement accelerating across all end-use markets • Partnered with BMT Aerospace for redesign and production of AM pinion Collaboration with Israel Aerospace Industries (IAI) to produce AM components for a serial production commercial aircraft • • Continuing to build significant industry expertise coupled with integrated AM and research and development facilities

Closing Comments • Strongest quarterly operating income performance in six years marked solid finish to a successful year Strengthening our • Generated consistent backlog growth, deepened customer relationships and significantly increased customer collaboration initiatives Position as a Complete Solutions Provider; Long-Term Value Creation Potential Supported by Leading End-to-End Additive Manufacturing Platform and Soft Magnetics Portfolio • Ongoing progress with VAP approval process at Athens and benefiting from additional capacity • Broad platform exposure and sub-market diversity driving solid growth and expanded backlog in Aerospace and Defense end-use market • Carpenter Operating Model delivering manufacturing efficiencies and critical incremental capacity • Strategic investments in disruptive growth areas including additive manufacturing and soft magnetics enhance long-term growth profile • Maintained solid balance sheet and commitment to providing direct returns to shareholders 16

Appendix of Non-GAAP Schedules 17

Non-GAAP Schedules (Unaudited) Adjusted Earnings Per Share Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. 18 $ Millions except per share amounts Q4-18 Q3-19 Q4-19 FY18 FY19 Net Income Diluted Earnings per Share Special Items: Acquisition-related costs Impact of U.S. tax reform and other legislative changes Special Items 42.8 $ 0.88 51.1 $ 1.05 48.9 $ 1.00 188.5 $ 3.92 167.0 $ 3.43 - (0.7) - - - - - (68.3) 1.2 - (0.7) - - (68.3) 1.2 Net Income excluding Special Items Adjusted Diluted Earnings per Share 42.1 $ 0.87 51.1 $ 1.05 48.9 $ 1.00 120.2 $ 2.50 168.2 $ 3.46

Non-GAAP Schedules (Unaudited)

Adjusted Operating Margin Excluding Surcharge Revenue and Special Items

$ Millions	Q4-18	Q3-19	Q4-19	FY18	FY19
Net sales	618.0	609.9	641.4	2,157.7	2,380.2
Less: surcharge revenue	123.5	106.9	108.1	365.4	438.1
Consolidated Net Sales Excluding Surcharge	**494.5**	**503.0**	**533.3**	**1,792.3**	**1,942.1**
Operating Income	**60.0**	**73.2**	**67.9**	**189.3**	**241.4**
Special Items:					
Acquisition-related costs	-	-	-	-	1.2
Special Items	-	-	-	-	1.2
Operating Income Excluding Special Items	**60.0**	**73.2**	**67.9**	**189.3**	**242.6**
Operating Margin	**9.7%**	**12.0%**	**10.6%**	**8.8%**	**10.1%**
Adjusted Operating Margin Excluding Surcharge and Special Items	**12.1%**	**14.6%**	**12.7%**	**10.6%**	**12.5%**

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

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Non-GAAP Schedules (Unaudited) Free Cash Flow Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses. 20 $ Millions Q4-18 Q4-19 YTD FY18 YTD FY19 Net cash provided from operating activities Purchases of property, plant, equipment and software Acquisition of businesses, net of cash acquired Proceeds from disposals of property, plant and equipment and assets held for sale Proceeds from note receivable from sale of equity method investment Proceeds from insurance recovery Dividends paid 118.5 (54.0) - - - - (8.6) 175.1 209.2 (135.0) (13.3) 1.9 6.3 - (34.4) 232.4 (49.7) (180.3) - (79.0) 0.1 0.4 - - - 11.4 (9.7) (38.6) Free Cash Flow 55.9 115.8 34.7 (53.7)